UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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American Balanced Fund, Inc. Fundamental Investors, Inc. The Growth Fund of America, Inc. The Income Fund of America, Inc The Investment Company of America
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[logo - American Funds®]	The right choice for the long term®

American Balanced Fund®

Fundamental InvestorsSM

The Growth Fund of America®

The Income Fund of America®

The Investment Company of America®

Questions & Answers

Q. Why am I being asked to vote?

A. Mutual funds are required to obtain shareholder approval for certain significant matters, including the election of directors. As a shareholder of American Balanced Fund, Inc., Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., and/or The Investment Company of America, you are being asked to vote to elect nominees to serve as directors of your funds.

Your boards recommend that you vote FOR the election of each nominee.

Q. How do I vote?

A. You can vote by mail, Internet, telephone, or attending the meeting in person, as indicated on the enclosed proxy card. You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please take a few minutes to read the enclosed material and vote your shares.

Q. I am not invested in all of the funds listed above. Am I being asked to vote for the boards of five funds?

A. The proxy card indicates the funds you own. You will only be allowed to vote for the nominees proposed for your funds.

Q. Whom should I call for further information?

A. Please call either your financial adviser or shareholder services toll free at 800/421-0180.

Please don’t hesitate. Vote your shares today. By voting promptly, you will help reduce costs—which are paid for by the funds—and will avoid receiving follow-up telephone calls or mailings. Voting by telephone or via the Internet lowers the costs even further.

American Balanced Fund (“AMBAL”)

Fundamental Investors (“FI”)

The Growth Fund of America (“GFA”)

The Income Fund of America (“IFA”)

The Investment Company of America (“ICA”)

Notice of meeting of shareholders
August 7, 2008

To the shareholders:

Notice is given that a meeting of shareholders (the “meeting”) of the funds listed above (each a “fund” and, collectively, “the funds”) will be held on Thursday, August 7, 2008, at the offices of the Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California, at 9:00 a.m., Pacific time, and at any adjournment or adjournments thereof, for the following purposes:

1.	To elect directors of each fund; and

2.	To consider and act upon any other business as may properly come before the meeting and any adjournment or adjournments thereof.

The proposed business cannot be conducted for a fund at the meeting unless the required quorum of shares on June 9, 2008 (the “record date”) are present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card(s) or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use. If you owned shares in more than one class on June 9, 2008, you may receive more than one proxy card. Please be certain to vote each proxy card you receive.

Only shareholders of record at the close of business on June 9, 2008 are entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

By order of the Boards of Directors,

Vincent P. Corti
Secretary of ICA

Patrick F. Quan
Secretary of AMBAL, FI, GFA and IFA

June 26, 2008

Important
You can help your fund(s) avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed insert; (b) by accessing the Internet website as described in the enclosed insert; or (c) by signing, dating and returning the proxy card(s) in the enclosed postage-paid envelope.

American Balanced Fund (“AMBAL”)
Fundamental Investors (“FI”)
The Growth Fund of America (“GFA”)
The Income Fund of America (“IFA”)

One Market, Steuart Tower, Suite 1800, San Francisco, California 94105

The Investment Company of America (“ICA”)

333 South Hope Street, Los Angeles, California 90071

Joint Proxy Statement
Meeting of shareholders
August 7, 2008

The enclosed proxy is solicited by the board of directors (the “board” and, collectively, “the boards”) of each fund listed above (each a “fund” and, collectively, “the funds”) in connection with the meeting of shareholders (the “meeting”) to be held for the funds on Thursday, August 7, 2008, at the offices of the Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California, at 9:00 a.m., Pacific time, and at any adjournment or adjournments thereof. Shareholders of record at the close of business on June 9, 2008 (the “record date”) are entitled to vote on a proposal to elect 11 directors for AMBAL and IFA, 12 directors for FI and GFA, and 13 directors for ICA (each, a “director” and, collectively, the “directors”) for their respective fund. The boards know of no other business to be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. This proxy statement and related proxy card(s) were first mailed on or about June 26, 2008.

If you complete, sign and mail the enclosed proxy card(s) in the postage-paid envelope provided or record your vote(s) by telephone or via the Internet before August 7, 2008 at 9:00 a.m. Pacific time, your shares will be voted exactly as you instruct. If you sign the proxy card, without otherwise completing it, your shares will be voted “for” the directors of your fund nominated below. Your vote(s) can be revoked at any time before being exercised, either by filing with your fund a written notice of revocation; by delivering a duly executed proxy card, or a telephone or Internet vote, bearing a later date; or by attending the meeting and voting in person. All shares that are voted and votes to “withhold” are counted in determining the presence of a quorum.

A quorum of shareholders is required to take action at the meeting. For AMBAL and FI, a quorum is one-third of shares entitled to vote at the meeting. For GFA, ICA and IFA, a quorum is a majority of shares entitled to vote at the meeting. If a quorum is not present in person or by proxy by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of such adjournment. With respect to the election of directors, assuming a quorum is present at the meeting, the 11 nominees for AMBAL and IFA, the 12 nominees for FI and GFA, and the 13 nominees for ICA, receiving the highest number of votes will be elected.

Broker-dealer firms holding shares in “street name” will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in a broker-dealer firm’s proxy solicitation materials, the fund understands that the broker-dealer may vote on Proposal 1, Election of Directors, on behalf of its customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in your name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions. As to the shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which i) instructions have not been received from the beneficial owners or persons entitled to vote and ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares reflecting an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Each fund is a fully managed, diversified, open-end investment company that issues multiple classes of shares with each share class representing an interest in a shared investment portfolio of securities. While each class has its own sales charge and expense structure (please refer to the fund prospectus for more information), shares of all classes of a fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting and the number of votes to which each class is entitled is equal to the number of outstanding shares of the class. On the record date, the number of shares issued and outstanding for the various classes of shares for each fund was as follows:

Class	Shares outstanding
	American Balanced Fund	Fundamental Investors	The Growth Fund of America	The Income Fund of America	The Investment Company of America
A	2,001,353,881	967,008,625	2,671,032,619	3,425,326,313	2,185,716,786
B	275,224,841	39,846,657	222,744,562	250,332,229	119,262,398
C	317,887,643	55,087,242	349,374,279	461,903,673	101,284,033
F	72,035,442	101,104,555	822,352,138	163,306,060	51,467,151
529-A	73,225,315	17,278,164	91,677,706	38,538,661	41,650,937
529-B	18,394,628	2,032,264	17,258,264	6,440,914	8,095,988
529-C	31,015,352	5,264,906	29,255,200	16,318,586	11,825,687
529-E	4,601,700	762,909	4,772,579	1,876,771	1,771,888
529-F	2,068,702	584,529	2,846,073	1,219,130	639,355
R-1	6,168,341	1,860,762	16,347,576	5,053,103	2,129,153
R-2	62,390,381	12,844,316	90,171,388	30,339,688	21,662,348
R-3	175,623,135	34,798,558	457,799,260	61,956,053	32,488,189
R-4	105,023,384	28,617,116	572,129,127	34,221,681	13,666,210
R-5	69,032,563	29,810,646	513,464,442	31,457,029	75,171,451
Total	3,214,045,308	1,296,901,249	5,861,225,213	4,528,289,891	2,666,831,574

Please note that 529 share classes are available only through CollegeAmerica® to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the fund and, accordingly, do not have the rights of shareholders, including the right to vote any proxies relating to fund shares. Class 529 shares are voted by the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia.

Attached as Appendix A is a table that identifies for each fund those investors who own of record, or are known to own, beneficially 5% or more of any class of shares as of April 30, 2008, the number of shares so owned, and those shares as a percentage of all shares outstanding within the class.

Proposal 1: Election of Directors

American Balanced Fund and The Income Fund of America: 11 directors are proposed to be elected, each to hold office until he or she resigns or a successor is elected and qualified. Each of the nominees was elected by shareholders at a meeting of shareholders held in December 1999, except Hilda L. Applbaum, Mary Jane Elmore, William D. Jones, John M. Lillie, James J. Postl and Isaac Stein. The boards of directors appointed Mrs. Applbaum (for IFA) in December 2005, Mr. Lillie in August 2003, Mr. Postl (for AMBAL) in May 2007, and Mr. Stein in February 2004. Mrs. Elmore and Messrs. Jones and Postl (for IFA), are newly nominated for election at this meeting.

Fundamental Investors and The Growth Fund of America: 12 directors are proposed to be elected, each to hold office until he or she resigns or a successor is elected and qualified. Each of the nominees was elected by shareholders at a meeting of shareholders held in February 1998 for FI and October 1999 for GFA, except Ronald P. Badie, Joseph C. Berenato, Louise H. Bryson, Robert J. Denison, Dina N. Perry and Donald D. O’Neal. The boards of directors appointed Mr. Berenato in December 2003, Mr. Denison in February 2005, Mrs. Perry (for FI) in February 2004, and Mr. O’Neal (for GFA) in February 2004. Mr. Badie and Mrs. Bryson are newly nominated for election at this meeting.

The Investment Company of America: 13 directors are proposed to be elected, each to hold office until the next annual meeting or until he or she resigns or a successor is elected and qualified. Each of the nominees was elected by shareholders at their last annual meeting in August 2007.

Each of the following nominees has agreed to serve as a director if elected. Should any unforeseen event prevent one or more of the nominees from serving as director, your vote(s) will be cast “for” the election of such person or persons as the board of directors shall recommend to replace the former nominee (unless you have elected to withhold authority as to the election of any nominee).

The boards of AMBAL and IFA recommend that shareholders vote “for” each of the following 11 nominees for the shareholder’s respective fund(s). Proxies will be voted “for” the election of the 11 nominees for each fund, unless otherwise specified.

Board of Directors
American Balanced Fund and The Income Fund of America

Name and age	Position with the Funds	Year first elected a Director of the Fund		Principal occupation(s) during past five years	Number of portfolios within the fund complex[2] overseen by Director[3]	Other directorships[4] held by Director
		AMBAL	IFA
“Independent” Directors[1]
Mary Jane Elmore 54	—	Nominee	Nominee	Managing Director and General Partner, Institutional Venture Partners; former Product Marketing Manager, Intel Corporation’s Development Systems Division	2	None
Robert A. Fox 71	Director	1976-1978, 1982	1972	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)	7	Chemtura Corporation
Leonade D. Jones 60	Director and Chairman of the Board (Independent and Non-Executive)	1993	1993	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company	6	None
William D. Jones 53	—	Nominee	Nominee	Real estate developer/owner, President and CEO, CityLink Investment Corporation	4	Sempra Energy; Southwest Water Company
John M. Lillie 71	Director	2003	2003	Former President, Sequoia Associates LLC (investment firm specializing in medium size buyouts); former CEO, American President Companies (container shipping and transportation services); former CEO, Lucky Stores; former CEO, Leslie Salt	2	None

American Balanced Fund and The Income Fund of America

Name and age	Position with the Funds	Year first elected a Director of the Fund		Principal occupation(s) during past five years	Number of portfolios within the fund complex[2] overseen by Director[3]	Other directorships[4] held by Director
		AMBAL	IFA
John G. McDonald 71	Director	1975-1978, 1988	1976	Stanford Investors Professor, Graduate School of Business, Stanford University	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.
James J. Postl 62	Director (AMBAL)	2007	Nominee	Former President/CEO, Pennzoil-Quaker State Company (automotive products and services)	2	Centex Corporation; Cooper Industries; Northwest Airlines
Henry E. Riggs 73	Director	1989	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences	4	None
Isaac Stein 61	Director	2004	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	2	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.
Patricia K. Woolf 73	Director	1988	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University	6	None

“Interested” Directors[5]				Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund
Robert G. O’Donnell 64	Director and Vice Chairman of the Board (AMBAL)	1997	—	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Hilda L. Applbaum 47	Director and Vice Chairman of the Board (IFA)	—	2005	Senior Vice President – Capital World Investors, Capital Research and Management Company	1	None

The boards of FI and GFA recommend that shareholders vote “for” each of the following 12 nominees for the shareholder’s respective fund(s). Proxies will be voted “for” the election of the 12 nominees for each fund, unless otherwise specified.

Fundamental Investors and The Growth Fund of America

Name and age	Position with the Funds	Year first elected a Director of the Fund		Principal occupation(s) during past five years	Number of portfolios within the fund complex[2] overseen by Director[3]	Other directorships[4] held by Director
		FI	GFA
“Independent” Directors[1]
Ronald P. Badie 65	—	Nominee	Nominee	Retired; former Vice Chairman, Deutsche Bank Alex. Brown	3	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.; Obagi Medical Products, Inc.
Joseph C. Berenato 61	Director	2003	2003	Chairman and Chief Executive Officer, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Louise H. Bryson 64	—	Nominee	Nominee	Executive Vice President, Lifetime Networks; General Manager, Lifetime Movie Network	3	None
Robert J. Denison 67	Director	2005	2005	Chair, First Security Management (private investment)	5	None
Robert A. Fox 71	Director	1998	1970	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)	7	Chemtura Corporation
Leonade D. Jones 60	Director	1998	1993	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company	6	None
John G. McDonald 71	Director	1998	1976	Stanford Investors Professor, Graduate School of Business, Stanford University	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Fundamental Investors and The Growth Fund of America

Name and age	Position with the Funds	Year first elected a Director of the Fund		Principal occupation(s) during past five years	Number of portfolios within the fund complex[2] overseen by Director[3]	Other directorships[4] held by Director
		FI	GFA
Gail L. Neale 73	Director	1985	1998	President, The Lovejoy Consulting Group, Inc. (a pro-bono consulting group advising non-profit organizations)	4	None
Henry E. Riggs 73	Director and Chairman of the Board (Independent and Non-Executive)	1989	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences	4	None
Patricia K. Woolf 73	Director	1998	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University	6	None

“Interested” Directors[5]				Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund
James F. Rothenberg 61	Director and Vice Chairman of the Board	1998	1997	Chairman of the Board, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Director, The Capital Group Companies, Inc.[6]	2	None
Donald D. O’Neal 47	Director and President (GFA)	—	2004	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	3	None
Dina N. Perry 62	Director and President (FI)	2004	—	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1	None

The board of ICA recommends that ICA shareholders vote “for” each of the following 13 nominees. Proxies will be voted “for” the election of the 13 nominees, unless otherwise specified.

The Investment Company of America

Name and age	Position with the Fund	Year first elected a Director of the Fund	Principal occupation(s) during past five years	Number of portfolios within the fund complex[2] overseen by Director[3]	Other directorships[4] held by Director
“Independent” Directors[1]
Louise H. Bryson 64	Director	1999	Executive Vice President, Lifetime Networks; General Manager, Lifetime Movie Network	3	None
Mary Anne Dolan 61	Director	2000	Founder and President M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner	5	None
Martin Fenton 73	Director and Chairman of the Board (Independent and Non-Executive)	2000	Chairman, Senior Resource Group LLC (development and management of senior living communities)	18	None
Leonard R. Fuller 61	Director	2002	President and CEO, Fuller Consulting (financial management consulting firm)	16	None
Claudio X. Gonzalez Laporte 74	Director	2001	Chairman of the Board, Kimberly Clark de Mexico, S.A.B. de CV	1
General Electric Company; Grupo Alfa, S.A. de C.V.; Grupo Carso, S.A. de C.V.; Grupo Financiero Inbursa; Grupo Industrial Saltillo, S.A. de CV; Grupo Mexico, S.A. de C.V.; Grupo Televisa, S.A.B.; The Mexico Fund

L. Daniel Jorndt 66	Director	2006	Former Chairman and Chief Executive Officer, Walgreen Company (drug store chain)	1	None

The Investment Company of America

Name and age	Position with the Fund	Year first elected a Director of the Fund	Principal occupation(s) during past five years	Number of portfolios within the fund complex[2] overseen by Director[3]	Other directorships[4] held by Director
John G. McDonald 71	Director	1976	Stanford Investors Professor, Graduate School of Business, Stanford University	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.
Bailey Morris-Eck 64	Director	1993	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics; former Senior Associate and head of the Global Policy Initiative, Reuters Foundation	3	None
Richard G. Newman[7] 73	Director	1996	Chairman, AECOM Technology Corporation (engineering, consulting and professional technical services)	14	Sempra Energy; Southwest Water Company
Olin C. Robison 72	Director	1987	Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College	3	American Shared Hospital Services

“Interested” Directors[5]			Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund
R. Michael Shanahan 69	Director and Vice Chairman of the Board	1998	Director and Chairman Emeritus, Capital Research and Management Company; Director, American Funds Distributors, Inc.[6]; Chairman of the Executive Committee, The Capital Group Companies, Inc.[6]; Chairman of the Board, Capital Management Services, Inc.[6]; Director, Capital Strategy Research, Inc.[6]	2	None

The Investment Company of America

Name and age	Position with the Fund	Year first elected a Director of the Fund	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Number of portfolios within the fund complex[2] overseen by Director[3]	Other directorships[4] held by Director
“Interested” Directors[5]
James B. Lovelace 52	Director and President	2000	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	3	None
Donald D. O’Neal 47	Director and Senior Vice President	2001	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	3	None

[1]	The term “independent” director refers to a director who is not an “interested person” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).
[2]
Funds managed by Capital Research and Management Company, including the American Funds®; American Funds Insurance Series®, which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,SM Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two funds and is available to certain nonprofit organizations.

[3]	The number of portfolios within the fund complex overseen by director includes the portfolios that a nominee would oversee if elected.
[4]
Includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[5]
“Interested person” of the fund within the meaning of the 1940 Act on the basis of his or her affiliation with the Fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the Funds’ principal underwriter).

[6]	Company affiliated with Capital Research and Management Company.
[7]
The investment adviser and its affiliates use a subsidiary of AECOM, Inc. to perform architectural and space management services. The investment adviser’s business relationship with the subsidiary preceded its acquisition by AECOM in 1994. The total fees relating to this engagement for the last two years represent less than 0.1% of AECOM, Inc’s 2006 gross revenues.

Correspondence intended for directors or nominees may be sent to 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary of the fund.

Board and committee membership

Each board has also organized the following standing committees, each of which holds separate meetings. The principal functions of each committee are summarized below. During the 2007 fiscal years none of the board members serving on a committee(s) for a fund was an “interested person” of that fund within the meaning of the 1940 Act.

Each fund has an audit committee comprised of certain independent directors. The audit committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The audit committee acts as a liaison between the fund’s independent registered public accounting firm and its full board of directors.

Each fund has a contracts committee or governance and contracts committee (the “contracts committee”) comprised of all of the board’s independent directors. The contracts committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make recommendations to the fund’s full board of directors on these matters.

Each fund has a nominating committee or nominating and governance committee (the “nominating committee”) comprised of certain independent directors. The nominating committee operates under a written charter that is attached as Appendix B. The nominating committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The nominating committee also evaluates, selects and nominates independent director and advisory board member candidates (only ICA currently has an advisory board) to the full board of directors. While the nominating committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be made in writing to the nominating committee of the fund, addressed to the fund’s secretary, and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee (see also “Shareholder proposals”).

Each fund has a proxy committee comprised of certain independent directors. The proxy committee’s functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund’s portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues.

Committee Memberships1

Fund	Most recent fiscal year end	Number of Board meetings	Audit Committee		Contracts Committee		Nominating Committee		Proxy Committee
			Members	# of meetings	Members	# of meetings	Members	# of meetings	Members	# of meetings
AMBAL[2]	12/31/07	4	Fox, L. Jones, Lillie, Postl, Stein	4	All independent directors	1	Lillie, McDonald, Riggs, Woolf	6	Fox, L. Jones, McDonald, Stein, Woolf	4
FI3	12/31/07	4	Berenato, Denison, Fox, L. Jones	4	All independent directors	1	Berenato, McDonald, Neale, Woolf	4	Fox, L. Jones, McDonald, Neale, Woolf	4
GFA[4]	8/31/07	4	Berenato, Denison, Fox, L. Jones	6	All independent directors	1	Berenato, McDonald, Neale, Woolf	3	Fox, L. Jones, McDonald, Neale, Woolf	4
IFA[3]	7/31/07	4	Fox, L. Jones, Lillie, Postl, Stein	4	All independent directors	1	Lillie, McDonald, Riggs, Woolf	7	Fox, L. Jones, McDonald, Stein, Woolf	4
ICA[5]	12/31/07	5	Bryson, Dolan, Fenton, Fuller, Gonzalez, Jorndt, McDonald, Morris-Eck, Newman, Robison	5	All independent directors	1	Bryson, Dolan, McDonald, Robison	4	Fuller, McDonald, Newman	4

[1]	Each member of the committees is an independent director.
[2]	AMBAL – each incumbent director attended 100% of the meetings of the board and committees on which he or she served.
[3]	FI and IFA – each incumbent director attended at least 92% of the meetings of the board and committees on which he or she served.
[4]	GFA – each incumbent director attended at least 93% of the meetings of the board and committees on which he or she served.
[5]	ICA – each incumbent director attended at least 96% of the meetings of the board and committees on which he or she served.

Director compensation

No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent director an annual fee, which ranges from $16,500 to $35,000 (each for AMBAL, FI, GFA and IFA) and $50,000 to $87,000 for ICA, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other funds advised by the investment adviser. The fund and the other funds served by each independent director pay equal portions of these attendance fees.

The nominating committee typically reviews director compensation annually and recommends adjustments periodically. In making its recommendations, the nominating committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board’s oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of the fund’s expenses. Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of its independent directors.

Compensation and Fund Ownership

The following tables set forth for each nominee the total compensation paid to him or her by the fund and by all funds managed by the investment adviser or its affiliates he or she oversees as a director, during fiscal year 2007, as well as the value of his or her holdings in each fund and in all of the American Funds he or she oversees as a director, as of April 30, 2008. The nominees for election as directors and the officers of each fund owned, in aggregate, less than 1% of each fund’s outstanding shares.

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during fiscal 2007	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during fiscal 2007	Dollar range[4] of fund shares owned as of April 30, 2008	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director as of April 30, 2008
American Balanced Fund
(Fiscal year end 12/31/07)
“Independent” Directors[1]
Mary Jane Elmore	$0[6]	$0	$50,001 - $100,000[9]	Over $100,000[9]
Robert A. Fox[5]	45,642	278,041	Over $100,000	Over $100,000
Leonade D. Jones[5]	67,667	342,375	Over $100,000	Over $100,000
William D. Jones	0[6]	112,100	$50,001 - $100,000[9]	Over $100,000[9]
John M. Lillie	64,500	129,450	Over $100,000	Over $100,000
John G. McDonald[5]	48,187	368,500	$50,001 - $100,000	Over $100,000
James J. Postl	70,833	70,833	Over $100,000	Over $100,000
Henry E. Riggs[5]	52,750	248,771	Over $100,000	Over $100,000
Isaac Stein	58,750	117,950	Over $100,000	Over $100,000
Patricia K. Woolf[5]	53,959	306,125	$50,001 - $100,000	Over $100,000
“Interested” Directors[7]
Robert G. O’Donnell	None[8]	None[8]	Over $100,000	Over $100,000
Fundamental Investors
(Fiscal year end 12/31/07)
“Independent” Directors[1]
Ronald P. Badie	$0[6]	$14,000	Over $100,000	Over $100,000
Joseph C. Berenato[5]	50,584	303,375	$10,001 - $50,000	Over $100,000
Louise H. Bryson	0[6]	106,000	$10,001 - $50,000[9]	Over $100,000
Robert J. Denison[5]	45,375	278,041	$10,001 - $50,000	$50,001 - $100,000

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during fiscal 2007	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during fiscal 2007	Dollar range[4] of fund shares owned as of April 30, 2008	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director as of April 30, 2008
Fundamental Investors (continued)
“Independent” Directors[1]
Robert A. Fox[5]	$45,844	$278,041	Over $100,000	Over $100,000
Leonade D. Jones[5]	45,917	342,375	Over $100,000	Over $100,000
John G. McDonald[5]	39,687	368,500	$50,001 - $100,000	Over $100,000
Gail L. Neale	51,646	205,230	$10,001 - $50,000	Over $100,000
Henry E. Riggs[5]	70,750	248,771	Over $100,000	Over $100,000
Patricia K. Woolf[5]	48,334	306,125	$50,001 - $100,000	Over $100,000
“Interested” Directors[7]
James F. Rothenberg	None[8]	None[8]	Over $100,000	Over $100,000
Dina N. Perry	None[8]	None[8]	Over $100,000	Over $100,000
The Growth Fund of America (Fiscal year end 8/31/2007)
“Independent” Directors[1]
Ronald P. Badie	$0[6]	$19,835	Over $100,000	Over $100,000
Joseph C. Berenato[5]	50,334	278,625	$50,001 - $100,000	Over $100,000
Louise H. Bryson	0[6]	106,000	$10,001 - $50,000[9]	Over $100,000
Robert J. Denison[5]	46,000	196,646	$10,001 - $50,000	$50,001 - $100,000
Robert A. Fox[5]	45,344	283,791	Over $100,000	Over $100,000
Leonade D. Jones[5]	46,917	329,625	Over $100,000	Over $100,000
John G. McDonald[5]	44,687	367,000	Over $100,000	Over $100,000
Gail L. Neale	48,146	187,105	$10,001 - $50,000	Over $100,000
Henry E. Riggs[5]	70,250	249,896	Over $100,000	Over $100,000
Patricia K. Woolf[5]	45,334	293,625	Over $100,000	Over $100,000
“Interested” Directors[7]
Donald D. O’Neal	None[8]	None[8]	Over $100,000	Over $100,000
James F. Rothenberg	None[8]	None[8]	Over $100,000	Over $100,000

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during fiscal 2007	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during fiscal 2007	Dollar range[4] of fund shares owned as of April 30, 2008	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director as of April 30, 2008
The Income Fund of America
(Fiscal year end 7/31/2007)
“Independent” Directors[1]
Robert A. Fox[5]	$42,850	$282,041	Over $100,000	Over $100,000
Mary Jane Elmore	0[6]	0	$50,001 - $100,000[9]	Over $100,000[9]
Leonade D. Jones[5]	63,625	324,875	Over $100,000	Over $100,000
William D. Jones	0[6]	91,333	$50,001 - $100,000[9]	Over $100,000[9]
John M. Lillie	63,750	129,750	Over $100,000	Over $100,000
John G. McDonald[5]	49,687	367,000	$50,001 - $100,000	Over $100,000
James J. Postl	0[6]	50,333	Over $100,000	Over $100,000
Henry E. Riggs[5]	50,771	246,021	Over $100,000	Over $100,000
Isaac Stein	55,750	113,750	Over $100,000	Over $100,000
Patricia K. Woolf[5]	53,292	290,875	Over $100,000	Over $100,000
“Interested” Directors[7]
Hilda L. Applbaum	None[8]	None[8]	Over $100,000	Over $100,000
The Investment Company of America
(Fiscal year end 12/31/2007)
“Independent” Directors[1]
Louise H. Bryson[5]	$106,000	$106,000	Over $100,000	Over $100,000
Mary Anne Dolan	98,668	204,375	$50,001 - $100,000	Over $100,000
Martin Fenton[5]	103,158	389,742	$50,001 - $100,000	Over $100,000
Leonard R. Fuller[5]	97,646	322,924	$10,001 - $50,000	$50,001 - $100,000
Claudio X. Gonzalez-Laporte[5]	108,000	108,000	Over $100,000	Over $100,000
J. Daniel Jorndt[5]	105,500	105,500	Over $100,000	Over $100,000
John G. McDonald[5]	97,188	368,500	$50,001 - $100,000	Over $100,000
Bailey Morris-Eck	90,168	188,875	Over $100,000	Over $100,000
Richard G. Newman	107,234	222,926	Over $100,000	Over $100,000
Olin C. Robison[5]	102,168	200,875	Over $100,000	Over $100,000

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during fiscal 2007	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during fiscal 2007	Dollar range[4] of fund shares owned as of April 30, 2008	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director as of April 30, 2008
The Investment Company of America (continued)
“Interested” Directors[7]
James B. Lovelace	None[8]	None[8]	Over $100,000	Over $100,000
Donald D. O’Neal	None[8]	None[8]	Over $100,000	Over $100,000
R. Michael Shanahan	None[8]	None[8]	Over $100,000	Over $100,000

[1]	An “Independent” director refers to a director who is not an “interested person” within the meaning of the 1940 Act.
[2]
Amounts may be deferred by eligible directors and advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the directors. Compensation shown in this table for fiscal 2007 does not include earnings on amounts deferred in previous fiscal years. See footnote 5 for more information.

[3]
Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series, which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,SM Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two funds and is available to certain nonprofit organizations.

[4]
Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for “interested” directors include shares owned through the Capital Group Companies, Inc. retirement plan and 401(k) plan.

[5]
Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the applicable 2007 fiscal year for participating directors is as follows:

AMBAL: Robert A. Fox ($636,161), Leonade D. Jones ($122,155), John G. McDonald ($487,925), Henry E. Riggs ($390,613) and Patricia K. Woolf ($265,428)
FI: Joseph C. Berenato ($93,340), Robert J. Denison ($175,855), Robert A. Fox ($456, 883), Leonade D. Jones ($95,717), John G. McDonald ($383,314), Henry E. Riggs ($554,257), Patricia K. Woolf ($311,820)
GFA: Joseph C. Berenato ($106,517), Robert J. Denison ($162,716), Robert A. Fox ($798,328), Leonade D. Jones ($255,944), John G. McDonald ($578,316), Henry E. Riggs ($635,316), Patricia K. Woolf ($299,669)
IFA: Robert A. Fox ($1,117,832), Leonade D. Jones ($181,591), John G. McDonald ($622,428), Henry E. Riggs ($617,253), Patricia K. Woolf ($291,070)
ICA: Louise H. Bryson ($822,924), Martin Fenton ($272,530), Leonard R. Fuller ($11,820), Claudio X. Gonzalez Laporte ($696,020), L. Daniel Jorndt ($166,101), John G. McDonald ($1,639,880), and Olin C. Robison ($849,255)
Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.
[6]
Ronald P. Badie, Louise H. Bryson, Mary Jane Elmore, William D. Jones, and James J. Postl are not currently directors; therefore, they did not receive any compensation from the respective fund during its most recently completed fiscal year.

[7]
An “interested” director refers to a director who is an “interested person” of the fund within the meaning of the 1940 Act on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[8]	No compensation is paid by the fund to any director who is affiliated with the investment adviser.
[9]	Value as of June 11, 2008.

Other Executive Officers

Following are the other executive officers of each fund as of the date of this proxy statement. Each officer listed was elected and each will hold office until his or her resignation or until a successor is duly elected and qualified.

Name and age	Fund — current officer position with fund (year first elected an officer)	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund
Hilda L. Applbaum 47	AMBAL — Senior Vice President (1999)	Senior Vice President — Capital World Investors, Capital Research and Management Company
David C. Barclay 51	IFA — President (1998)	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[1]
Jennifer M. Buchheim 34	AMBAL — Treasurer (2005) IFA — Treasurer (2005)	Vice President — Fund Business Management Group, Capital Research and Management Company
Gordon Crawford 61	GFA — Senior Vice President (1992)	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[1]
Vincent P. Corti 52	ICA — Secretary (1994)	Vice President — Fund Business Management Group, Capital Research and Management Company
Abner D. Goldstine 78	AMBAL — Senior Vice President (1990) IFA — Senior Vice President (1993)	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company
Joyce E. Gordon 51	ICA — Senior Vice President (1998)	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul G. Haaga, Jr. 59	FI — Executive Vice President (1994) GFA — Executive Vice President (1994) ICA — Executive Vice President (2007)	Vice Chairman of the Board, Capital Research and Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[1]
Gregory D. Johnson 45	AMBAL — President (2003)	Senior Vice President — Capital World Investors, Capital Research and Management Company
Michael T. Kerr 48	FI — Senior Vice President (1995) GFA — Senior Vice President (1998)	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Dina N. Perry 62	IFA — Senior Vice President (1994)	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Patrick F. Quan 49	AMBAL — Secretary (1986) FI — Secretary (1989-1998, 2000) GFA — Secretary (1986-1998, 2000) IFA — Secretary (1986)	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal 36	FI — Treasurer (2006) GFA — Treasurer (2006)	Vice President — Fund Business Management Group, Capital Research and Management Company
Martin A. Romo 40	FI — Senior Vice President (1999)	Senior Vice President — Capital World Investors, Capital Research Company[1]; Director, Capital Research Company[1]; Director, The Capital Group Companies, Inc.[1]
Paul F. Roye 54	AMBAL — Senior Vice President (2007) IFA — Senior Vice President (2007)
Senior Vice President — Fund Business Management Group, Capital Research and Management Company;
Director, American Funds Service Company[1]; former Director of Division of Investment Management, United States Securities and Exchange Commission

John H. Smet 51	AMBAL — Senior Vice President (2000)	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, American Funds Distributors, Inc.[1]
Carmelo Spinella 44	ICA — Treasurer (2006)	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[1]
Andrew B. Suzman 41	IFA — Senior Vice President (2004)	Senior Vice President — Capital World Investors, Capital Research Company[1]; Director, Capital Research Company[1]
Bradley J. Vogt 43	GFA — Senior Vice President (1999)
President and Director, Capital Research Company[1]; Senior Vice President — Capital World Investors, Capital Research Company[1]; Director, American Funds Distributors, Inc.[1]; Director, Capital Group Research, Inc.[1]; Director, Capital International Research, Inc.[1]; Director, The Capital Group Companies, Inc.[1]

[1]	Company affiliated with Capital Research and Management Company.

No officer, director or employee of the investment adviser receives any remuneration from the fund. All of the executive officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser except the following: Martin A. Romo, Carmelo Spinella and Bradley J. Vogt.

The Investment Company of America — Advisory Board

The directors of ICA have established an advisory board whose members are, in the judgment of the directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the board of directors, members of the advisory board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to world trade and business conditions. Members of the advisory board, however, possess no authority or responsibility with respect to the fund’s investments or management. The following sets out additional information about the advisory board members. Advisory board members terms are generally two years in length and may be renewed without limit in time.

Name and age (year first elected)	Principal occupation(s) during past five years	Number of boards[1] which Advisory Board Member serves	Other directorships[2] held
Thomas M. Crosby, Jr. 69 (1995)	Partner, Faegre & Benson (law firm)	0	None
Ellen H. Goldberg 62 (1998)	Consultant; Interim President, Santa Fe Institute (former President); Professor Emeritus, University of New Mexico	0	None
William H. Kling 65 (1985)	President and CEO, American Public Media Group	7	Irwin Financial Corporation
John C. Mazziotta 58 (2007)	Chair, Department of Neurology, UCLA; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	0	None
Robert J. O’Neill 71 (1988)	Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; former Planning Director and acting CEO, United States Studies Centre, University of Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute	2	None
William J. Spencer 77 (2006)	Chairman Emeritus and former Chairman of the Board and CEO, SEMATECH (research and development consortium)	0	LECG Corporation
Norman R. Weldon 73 (1977)	Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board, AtriCure, Inc.; former Chairman of the Board, Novoste Corporation	0	None

[1]
Funds managed by Capital Research and Management Company, including the American Funds®; American Funds Insurance Series®, which is comprised of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,SM Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two funds and is available to certain nonprofit organizations.

[2]
This includes all directorships (other than those of the American Funds or other funds managed by Capital Research and Management Company) that are held by each advisory board member as a director of a public company or registered investment company.

Additional information
Independent registered public accounting firm

For the fund’s current fiscal year, the boards of AMBAL, FI, GFA and IFA (including a majority of independent directors) selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the fund, and the board of ICA similarly selected PricewaterhouseCoopers LLP (“PwC”) as the fund’s independent registered public accounting firm. D&T has served as the independent registered public accounting firm for AMBAL and FI since 1991 and for GFA and IFA since 1973. PwC has served as ICA’s independent registered public accounting firm since 1934. No representative of either D&T or PwC is expected to attend the meeting. In reliance on Rule 32a-4 under the 1940 Act, the fund is not seeking shareholder ratification of the selection of its independent registered public accounting firm.

The audit committees of AMBAL, FI, GFA and IFA have discussed with D&T representatives, and the audit committee of ICA has discussed with PwC representatives, the independence of D&T or PwC from the fund and its management, including the matters disclosed in the letter from D&T or PwC required by Independence Standards Board Standard No. 1, as amended. The audit committees of the funds have also considered whether the provision of non-audit services described below is compatible with maintaining their respective independent registered public accounting firm’s independence.

Each fund’s audit committee is required to pre-approve all audit and permissible non-audit services that the audit committee considers compatible with maintaining the independent registered public accounting firm’s independence. This pre-approval requirement extends to all non-audit services provided to the fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund. The audit committee does not delegate its responsibility to pre-approve these services to the investment adviser; however, the audit committee may, in its discretion, delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation are reported to the full audit committee at its next meeting. While the pre-approval requirement may be waived with respect to non-audit services if certain conditions are met, the pre-approval requirement was not waived for any of the services listed below.

The following table sets forth the fees billed by D&T and PwC for audit and other services provided to the funds in respect of each fund’s fiscal year for 2006 and 2007:

	AMBAL		FI		GFA		IFA		ICA
Billed to the funds:	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007
Audit fees	$69,000	$73,000	$68,000	$72,000	$73,000	$77,000	$101,000	$108,000	$99,000	$102,000
Audit-related fees[1]	15,000	16,000	9,000	10,000	32,000	71,000	18,000	27,000	none[5]	none[5]
Tax fees[2]	6,000	6,000	6,000	9,000	9,000	6,000	6,000	6,000	7,000	7,000
All other fees	none	none	none	none	none	none	none	none	none	none
Billed to the investment adviser and its affiliates[3]:
Audit-related fees	$796,000	$916,000	$796,000	$916,000	$415,000	$1,011,000	$374,000	$850,000	none	none
Tax fees	9,000	2,000	9,000	2,000	6,000	5,000	none	12,000	4,000	4,000
All other fees[4]	none	none	none	none	9,000	none	21,000	none	none	none

[1]
Fees for assurance and related services related to the examination of the fund’s investment adviser conducted in accordance with the Statement of Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

[2]	Fees for professional services relating to the preparation of the fund’s tax returns.
[3]
Includes only fees for non-audit services billed to the adviser and its affiliates for engagements that relate directly to the operations and financial reporting of the fund and were subject to the pre-approval policies described above.

[4]	Other fees consist of consulting services related to the fund’s compliance program.
[5]	PwC audits ICA and did not provide audit-related services during the fiscal years presented.

There were no amounts that were required to be approved by a fund’s audit committee pursuant to the de minimis exception for the last two fiscal years of any fund.

Aggregate non-audit fees paid to the fund’s independent registered public accounting firm, including fees for all services billed to the investment adviser and affiliates that provide ongoing services to the funds, were as follows:

	Paid by fund 2006	Paid by investment adviser 2006	Total - 2006	Paid by fund 2007	Paid by investment adviser 2007	Total - 2007
AMBAL	$21,000	$1,080,000	$1,101,000	$22,000	$1,204,000	$1,226,000
FI	15,000	1,081,000	1,096,000	19,000	1,205,000	1,224,000
GFA	41,000	714,000	755,000	77,000	1,286,000	1,363,000
IFA	24,000	802,000	826,000	33,000	1,130,000	1,163,000
ICA	7,000	14,000	21,000	7,000	4,000	11,000

The non-audit services represented by these amounts were brought to the attention of the audit committee and considered to be consistent with maintaining the independent registered accounting firm’s independence.

Other matters

Neither the persons named as proxies nor the board of directors are aware of any matters that will be presented for action at the meeting other than the proposal described herein. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters the right to vote in accordance with their best judgment in the interests of the fund and its shareholders.

Shareholder proposals

The Investment Company of America: Following the upcoming shareholder meeting on August 7, 2008, the fund expects to hold its next annual meeting of shareholders in August 2009. Any shareholder proposal, including notices of director nomination, must be received no later than February 4, 2009 to be considered for inclusion in the fund’s 2009 proxy materials.

American Balanced Fund, Fundamental Investors, The Growth Fund of America and The Income Fund of America: The fund does not hold annual shareholders meetings. Meetings of shareholders may be called from time to time by either the fund or the fund’s shareholders.

Under the proxy rules of the U.S. Securities and Exchange Commission shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. The rules currently require that for future shareholder meetings, the shareholder must be a record or beneficial owner of fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. In addition, the rules require that a proposal submitted for inclusion in a fund’s proxy materials for a subsequent shareholder meeting be received by the fund a reasonable time before the fund begins to print and mail the proxy materials for that meeting. The fact that the fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Shareholders who wish to suggest candidates for board membership to the nominating committee for consideration may do so by submitting a written notice to the Secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. The notice must be accompanied by complete biographical and occupational data of the prospective nominee, along with written consent of the prospective nominee for consideration of his or her name by the nominating committee.

Annual report delivery

Each fund will furnish, without charge, a copy of its most recent annual report and/or semi-annual report, to any shareholder upon request. Such requests should be directed to the fund’s secretary at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. Shareholder reports for each fund are also available on the American Funds website at americanfunds.com.

General information

Capital Research and Management Company is the investment adviser to the fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Distributors, Inc. is the principal underwriter of the fund’s shares and is located at the Los Angeles and Irvine addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

Communicating with the fund’s directors and officers

Correspondence intended for the directors and/or officers of the fund should be directed to the fund’s Secretary at 333 South Hope Street, 55th Floor, Los Angeles, California, 90071.

The enclosed proxy is solicited by and on behalf of the board of directors of each fund. Each fund will pay its share of the cost of soliciting proxies, including the printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the fund, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. We urge all shareholders to vote their shares by mail, by telephone or via the Internet. If voting by mail, please mark, sign, date, and return the proxy card(s) in the enclosed envelope, which requires no postage if mailed in the United States. To vote your proxy by telephone or via the Internet, please follow the instructions that appear on the enclosed insert.

One copy of this proxy statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this proxy statement, free of charge, please contact your fund’s Secretary in writing at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt. If you received a proxy statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please also write to or call your fund’s Secretary using the address or telephone number indicated above.

By order of the Boards of Directors,

Vincent P. Corti Secretary of ICA	Patrick F. Quan Secretary of AMBAL, FI, GFA and IFA

June 26, 2008

Appendix A

(Investors who own of record, or are known by the fund to own, beneficially 5% or more of any class of fund shares as of April 30, 2008).

		AMBAL		FI		GFA		IFA		ICA
Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Maryland Heights, MO	A B	383,526,726 22,007,387	19.31 7.97	232,719,260 5,624,552	24.49 14.16	417,757,205 16,362,707	15.69 7.29	932,491,448 36,702,211	27.23 14.52	436,713,846 14,811,241	19.98 12.27
Merrill Lynch Jacksonville, FL	B C R-2 R-3 R-5	45,804,026	14.44	5,900,073	11.14	12,976,798 75,181,571 5,407,123 37,959,144 35,637,250	5.78 21.62 6.03 8.38 7.09	21,590,942 82,028,931	8.54 17.71	15,364,602	15.13
Citigroup Global Markets, Inc. New York, NY	B C F	37,505,212	11.83	9,273,169 21,315,678	17.50 22.68	12,475,438 50,216,485 74,660,878	5.56 14.44 9.26	18,086,815 70,663,660	7.15 15.25	7,289,435 16,453,167	6.04 16.21
A G Edwards & Sons, Inc. Saint Louis, MO	A C F	16,750,467	5.28	2,893,850	5.46	—	—	200,687,942 30,133,677	5.86 6.50	5,608,218 4,489,968	5.52 8.85
Charles Schwab & Co., Inc. San Francisco, CA	F R-4 R-5	7,751,973 6,808,614	10.78 6.53	6,293,175 2,229,702	6.70 8.06	94,683,211 47,302,876 33,445,696	11.75 8.31 6.65	14,669,394	8.95	4,875,800	9.61
Prudential Investment Management Services Newark, NJ	F	3,865,170	5.38	—	—	—	—	8,482,821	5.17	—	—
Hartford Life Insurance Co. Hartford, CT	R-1 R-3	2,007,352 13,854,495	32.91 7.96	315,429	18.39	6,447,916 22,722,659	40.74 5.01	1,931,227 6,732,098	39.39 10.98	762,681 3,989,836	36.70 12.40
John Hancock Life Insurance Co. Boston, MA	R-3	26,629,743	15.29	—	—	28,419,341	6.27	—	—	5,618,981	17.47
ING Life Insurance & Annuity Hartford, CT	R-3	21,181,142	12.16	—	—	32,589,782	7.19	9,347,147	15.25	—	—
Fidelity Investments Institutional Operations Co. Covington, KY	R-4 R-5	16,104,490	23.88	2,659,261 3,341,875	9.62 11.95	59,465,238 85,498,417	10.45 17.01	—	—	—	—
McLeod Health Wilmington, DE	R-5	3,607,292	5.35	—	—	—	—	—	—	—	—
UBS Financial Services Inc. Chicago, IL	R-5	3,425,617	5.08	—	—	—	—	—	—	—	—

		AMBAL		FI		GFA		IFA		ICA
Name and Address	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Transamerica Life Insurance Los Angeles, CA	R-3	—	—	2,795,742	8.51	—	—	—	—	—	—
Principal Financial Group Des Moines, IA	R-4	—	—	2,187,510	7.91	—	—	2,556,964	7.30	731,489	5.42
Capital Group Companies Master Retirement Plan Los Angeles, CA	R-5	—	—	1,933,614	6.91	—	—	—	—	—	—
Reed Elsevier Westwood, MA	R-5	—	—	1,930,454	6.90	—	—	—	—	—	—
The Gates Corporation Chicago, IL	R-5	—	—	1,709,416	6.11	—	—	—	—	—	—
Nationwide Trust Company Columbus, OH	R-3 R-5	—	—	—	—	23,135,604	5.10	3,123,458 2,544,398	5.10 8.46	—	—
Intersil Corporation Baltimore, MD	R-5	—	—	—	—	—	—	2,558,149	8.51	—	—
KLA-Tencor Corporation Lewisville, TX	R-5	—	—	—	—	—	—	1,715,332	5.70	—	—
American Funds 2020 Target Date Retirement Fund Los Angeles, CA	R-5	—	—	—	—	—	—	1,667,795	5.55	—	—
Jackson Clinic Atlanta, GA	R-5	—	—	—	—	—	—	1,530,843	5.09	—	—
Saxon & Co. Philadelphia, PA	R-4	—	—	—	—	—	—	—	—	889,608	6.59
Lockheed Martin Corporation Quincy, MA	R-5	—	—	—	—	—	—	—	—	39,934,767	54.44
Mercer Trust Company Norwood, MA	R-5	—	—	—	—	—	—	—	—	4,014,260	5.47

Appendix B

AMERICAN BALANCED FUND, INC.
FUNDAMENTAL INVESTORS, INC.
THE GROWTH FUND OF AMERICA, INC.
THE INCOME FUND OF AMERICA, INC.
THE INVESTMENT COMPANY OF AMERICA
(the “Fund”)

NOMINATING COMMITTEE CHARTER

I. COMMITTEE ORGANIZATION

The Nominating Committee (“the Committee”), a committee established by the Board of Directors (the “Board”), will be comprised solely of members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940 (the “Act”), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent directors. The Fund’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II. DUTIES AND RESPONSIBILITIES

The Committee will:

(a)
Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

(b)
Identify and screen independent director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. If the Fund has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board.[1] The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent director skills and characteristics.

(c)
Review independent director (and, if applicable, Advisory Board member) compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.[2]

(d)
Review materials, including information drawn from independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

(e)
Make recommendations to the full Board concerning the appointment of independent directors to the Board’s committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.[3]

(f)
Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

______________________

[1]
Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable) will be made exclusively by the Committee.

[2]
Director compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

[3]
Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual directors, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

[logo - American Funds®]	The right choice for the long term®

III. AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee.

IV. POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)
Provide oversight regarding the orientation of new independent directors.[4] The Committee Chair will designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

(b)
Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the Fund’s Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider as appropriate, Board member attendance.

(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

______________________

[4]
It is expected that orientation materials will be provided to each new director and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund directors and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent directors are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

Printed with SOY INK
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__________________________________________________________________________________________________________________
The Capital Group Companies
American Funds          Capital Research and Management          Capital International          Capital Guardian          Capital Bank and Trust

[logo - American Funds®]	PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE MEETING OF SHAREHOLDERS TO BE HELD AUGUST 7, 2008

The undersigned hereby appoints Vincent P. Corti, Paul G. Haaga, Jr., Patrick F. Quan, Donald H. Rolfe and Paul F. Roye, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders of American Balanced Fund, Inc., Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc. and The Investment Company of America to be held at the offices of the Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday, August 7, 2008 at 9:00 a.m., on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

______________________________________________________________
Signature

______________________________________________________________
Signature of Joint Owners, if any

______________________________________________________________
Date                                                   AMF_18989_053008

FUNDS	FUNDS	FUNDS
American Balanced Fund, Inc.	Fundamental Investors, Inc.	The Growth Fund of America, Inc.
The Income Fund of America, Inc.	The Investment Company of America

On the reverse, you will be asked to vote on only the funds that you own, although all funds that are contained in the proxy statement will appear.

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

[Graphic of computer]	[Graphic of telephone]	[Graphic of envelope]	[Graphic of person walking]
VOTE ON INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-866-241-6192	Vote, sign and date this Proxy	Attend Shareholder Meeting
www.proxy-direct.com	Follow the recorded	Card and return in the	333 South Hope Street
Follow the on-screen instructions	instructions	postage-paid envelope	55th Floor
available 24 hours	available 24 hours		on August 7, 2008

[logo - American Funds®]	PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE MEETING OF SHAREHOLDERS TO BE HELD AUGUST 7, 2008

The undersigned hereby appoints Vincent P. Corti, Paul G. Haaga, Jr., Patrick F. Quan, Donald H. Rolfe and Paul F. Roye, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders of American Balanced Fund, Inc., Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc. and The Investment Company of America to be held at the offices of the Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday, August 7, 2008 at 9:00 a.m., on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

/s/ Thomas J. Hamblin CAPTAL BANK AND TRUST COMPANY AS TRUSTEE AUTHORIZED OFFICER

Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

______________________________________________________________
Signature

______________________________________________________________
Signature of Joint Owners, if any

______________________________________________________________
Date                                                   AMF_18989_053008

FUNDS	FUNDS	FUNDS
American Balanced Fund, Inc.	Fundamental Investors, Inc.	The Growth Fund of America, Inc.
The Income Fund of America, Inc.	The Investment Company of America

On the reverse, you will be asked to vote on only the funds that you own, although all funds that are contained in the proxy statement will appear.

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

[Graphic of computer]	[Graphic of telephone]	[Graphic of envelope]	[Graphic of person walking]
VOTE ON INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-866-241-6192	Vote, sign and date this Proxy	Attend Shareholder Meeting
www.proxy-direct.com	Follow the recorded	Card and return in the	333 South Hope Street
Follow the on-screen instructions	instructions	postage-paid envelope	55th Floor
available 24 hours	available 24 hours		on August 7, 2008

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ☒

1A.	Election of Directors for American Balanced Fund, Inc.:

01	Ms. Mary Jane Elmore	07	Mr. Robert G. O'Donnell	FOR	WITHHOLD	FOR ALL
02	Mr. Robert A. Fox	08	Mr. James J. Postl	ALL	ALL	EXCEPT
03	Ms. Leonade D. Jones	09	Mr. Henry E. Riggs
04	Mr. William D. Jones	10	Mr. Isaac Stein	☐	☐	☐
05	Mr. John M. Lillie	11	Dr. Patricia K. Woolf
06	Prof. John G. McDonald

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

__________________________________________________________________________

1B.	Election of Directors for Fundamental Investors, Inc.:

01	Mr. Ronald P. Badie	07	Prof. John G. McDonald	FOR	WITHHOLD	FOR ALL
02	Mr. Joseph C. Berenato	08	Ms. Gail L. Neale	ALL	ALL	EXCEPT
03	Ms. Louise H. Bryson	09	Ms. Dina N. Perry
04	Mr. Robert J. Denison	10	Mr. Henry E. Riggs	☐	☐	☐
05	Mr. Robert A. Fox	11	Mr. James F. Rothenberg
06	Ms. Leonade D. Jones	12	Dr. Patricia K. Woolf

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

__________________________________________________________________________

1C.	Election of Directors for The Growth Fund of America, Inc.:

01	Mr. Ronald P. Badie	07	Prof. John G. McDonald	FOR	WITHHOLD	FOR ALL
02	Mr. Joseph C. Berenato	08	Ms. Gail L. Neale	ALL	ALL	EXCEPT
03	Ms. Louise H. Bryson	09	Mr. Donald D. O'Neal
04	Mr. Robert J. Denison	10	Mr. Henry E. Riggs	☐	☐	☐
05	Mr. Robert A. Fox	11	Mr. James F. Rothenberg
06	Ms. Leonade D. Jones	12	Dr. Patricia K. Woolf

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

__________________________________________________________________________

1D.	Election of Directors for The Income Fund of America, Inc.:

01	Ms. Hilda L. Applbaum	07	Prof. John G. McDonald	FOR	WITHHOLD	FOR ALL
02	Ms. Mary Jane Elmore	08	Mr. James J. Postl	ALL	ALL	EXCEPT
03	Mr. Robert A. Fox	09	Mr. Henry E. Riggs
04	Ms. Leonade D. Jones	10	Mr. Isaac Stein	☐	☐	☐
05	Mr. William D. Jones	11	Dr. Patricia K. Woolf
06	Mr. John M. Lillie

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

__________________________________________________________________________

1E.	Election of Directors for The Investment Company of America:

01	Ms. Louise H. Bryson	08	Prof. John G. McDonald	FOR	WITHHOLD	FOR ALL
02	Ms. Mary Anne Dolan	09	Ms. Bailey Morris-Eck	ALL	ALL	EXCEPT
03	Mr. Martin Fenton	10	Mr. Richard G. Newman
04	Mr. Leonard R. Fuller	11	Mr. Donald D. O'Neal	☐	☐	☐
05	Mr. Claudio X. Gonzalez Laporte	12	Dr. Olin C. Robison
06	Mr. L. Daniel Jorndt	13	Mr. R. Michael Shanahan
07	Mr. James B. Lovelace

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

__________________________________________________________________________

IMPORTANT
Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

AMF_18989_053008

[logo - American Funds®]

[photo of computer monitor and telephone receiver]

Every proxy vote is important!

Vote your proxy on the phone or Internet.

It saves money! Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

It saves time! Telephone and Internet voting is instantaneous 24 hours a day.

It’s easy! Just follow these simple steps:
1.    Read your proxy statement and have it at hand.
2.    Call toll-free 1-866-241-6192 or go to the website:

       https://vote.proxy-direct.com

3.    Follow the recorded or on-screen directions.
4.    Do not mail your proxy card when you vote by phone or Internet.